Numerex Corp. Contact
Ken Gayron (770) 615-1410

EXHIBIT 99.01

Press Release
For Immediate Release

Numerex Reports Second Quarter 2016 Financial Results
 Company Remains in Transition and Positioned for Return to Growth in Q4 2016

ATLANTA, GA, August 4, 2016—Numerex Corp (NASDAQ:NMRX), a leading provider of managed enterprise solutions enabling the Internet of Things (IoT), today announced financial results for the second quarter ended June 30, 2016.

“Although we remain in a transition period, we continue to make substantial progress.  Changing our culture, business model and cost structure are all fundamental pillars to the transformation of the company.  The final pillar will be to return the business to sustainable, organic growth.   As we have previously stated, we anticipate starting to grow again in Q4 of this year and then expect continued growth going forward in 2017.   While we have accomplished a lot this year, I would still say that we are approximately half-way through our transformation so much will still need to be done in Q3 and Q4 to position us well for a strong, growing and profitable 2017” said Marc Zionts, Chief Executive Officer.

Numerex’s financial performance both on a sequential and comparable period is summarized below:

Q2 of 2016 Comparisons to Q1 of 2016

•	Net revenues were $17.6 million in Q2 of 2016 compared to $18.1 million in Q1 of 2016 representing a 2.5% sequential decline.
•	Subscription and Support revenues were $14.8 million in Q2 of 2016, compared to $15.0 million in Q1 of 2016.
•	Recurring Subscription and Support revenues as a percentage of Total Revenue of 84.1% in Q2 of 2016 compared to 83.0% in Q1 of 2016.
•
Gross Margin of 61.4% on Subscription and Support Revenue in Q2 of 2016, compared to 62.0% in Q1 of 2016. We had unplanned costs of $90 thousand in cost of sales resulting in the decline in Gross Margin for Subscription and Support Revenue.

•
Operating Expenses, including $1.2 million of Restructuring mainly associated with Atlanta Headquarters relocation and $4.2 million of non-cash expenses for Impairment of Goodwill and Other Intangibles, were $16.7 million in Q2 of 2016 compared to $11.0 million in Q1 of 2016.

•	Net loss, including the Restructuring and Impairment of Goodwill and Other Intangibles, was $8.3 million in Q2 of 2016 compared to a net loss of $2.3 million in Q1 of 2016.
•	Adjusted EBITDA (non-GAAP) was $627 thousand in Q2 of 2016 compared to $858 thousand in Q1 of 2016.

Q2 of 2016 Comparisons to Q2 of 2015

•	Net revenues were $17.6 million in Q2 of 2016 compared to $25.7 million in Q2 of 2015 with the decline mainly from a $6.1 million reduction in Hardware revenues.
•	Subscription and Support revenues were $14.8 million in Q2 of 2016, compared to $16.7 million in Q2 of 2015.
•	Recurring Subscription and Support revenues as a percentage of Total Revenue of 84.1% in Q2 of 2016 compared to 65.2% in Q2 of 2015.
•	Gross Margin of 61.4% on Subscription and Support Revenue in Q2 of 2016, compared to 61.3% in Q2 of 2015.
•
Operating Expenses, including $1.2 million of Restructuring mainly associated with the relocation of the Atlanta Headquarters and $4.2 million of non-cash expenses for Impairment of Goodwill and Other Intangibles, were $16.7 million in Q2 of 2016 compared to $10.6 million in Q2 of 2015.

•	Net loss, including the Restructuring and Impairment of Goodwill and Other Intangibles, was $8.3 million in Q2 of 2016, compared to net income of $0.3 million in Q2 of 2015.
•	Adjusted EBITDA (non-GAAP) was $627 thousand in Q2 of 2016 compared to $3.4 million in Q2 of 2015.

Financial Metrics

	Three Months Ended
GAAP Measures	June 30,	March 31,	June 30,
($ in millions, except per share data)	2016	2016	2015
Net revenues	$17.6	$18.1	$25.7
Subscription and support revenues	$14.8	$15.0	$16.7
Recurring revenue - subscription and support
revenues as a percentage of total revenue	84.1%	83.0%	65.2%
Gross margin -- subscription and support revenues	61.4%	62.0%	61.3%
Net (loss) income	$(8.3)	$(2.3)	$0.3
Basic and diluted (loss) earnings per share	$(0.43)	$(0.12)	$0.01

Non-GAAP Measures*

Adjusted EBITDA	$0.6	$0.9	$3.4
Adjusted EBITDA as a percent of total revenue	3.6%	4.8%	13.3%
______________
* Refer to the section of this press release entitled "Non-GAAP (Adjusted) Financial Measures" for a discussion of these non-GAAP items and a reconciliation to the most comparable GAAP measure.

Quarterly Conference Call
Numerex will discuss its quarterly results via teleconference today at 4:30 p.m. Eastern Time. Please dial (877) 303-9240 or, if outside the U.S. and Canada, (760) 666-3571 to access the conference call at least five minutes prior to the 4:30 p.m. Eastern start time. A live webcast of the call will also be available at http://investor.numerex.com/. The audio replay will be posted two hours after the end of the call under the Investor Relations section of the Company’s website or by dialing (855) 859-2056 or (404) 537-3406 if outside the US and Canada and entering the conference ID 57576842. The replay will be available for the next 10 days.

About Numerex
Numerex Corp. (NASDAQ:NMRX) is a leading provider of managed enterprise solutions enabling the Internet of Things (IoT). The Company's solutions produce new revenue streams or create operating efficiencies for its customers. Numerex provides its technology and services through its integrated platforms, which are generally sold on a subscription basis. The Company offers a portfolio of managed end-to-end IoT solutions including smart devices, network connectivity and service applications capable of addressing the needs of a wide spectrum of vertical markets and industrial customers. The Company's mission is to empower enterprise operations with world-class, managed IoT solutions that are simple, innovative, scalable, and secure. Numerex is ISO 27001 information security-certified, highlighting the Company's focus on data security, service reliability and around-the-clock support of its customers. For additional information, please visit www.numerex.com.

This press release contains, and other statements may contain, forward-looking statements with respect to Numerex future financial or business performance, conditions or strategies and other financial and business matters, including expectations regarding growth trends and activities. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "assume," "strategy," "plan," "outlook," "outcome," "continue," "remain," "trend," and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may," or similar expressions. Numerex cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. These forward-looking statements speak only as of the date of this press release, and Numerex assumes no duty to update forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements and future results could differ materially from historical performance.

The following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: our inability to capture greater recurring subscription revenues; the risk that we may not be able to remain in compliance with certain of our debt covenants; our ability to efficiently utilize cloud computing to expand our services; the risks that a substantial portion of revenues derived from contracts may be terminated at any time; the risks that our strategic suppliers and/ or wireless network operators materially change or disrupt the flow of products or services; variations in quarterly operating results; delays in the development, introduction, integration and marketing of new products and services; customer acceptance of services; economic conditions resulting in decreased demand for our products and services; the risk that our strategic alliances, partnerships and/or wireless network operators will not yield substantial revenues; changes in financial and capital markets and the inability to raise growth capital on favorable terms, if at all; the inability to attain revenue and earnings growth; the risk that we will be able to remain in compliance with certain covenants of our debt financing, changes in interest rates; inflation; the introduction, withdrawal, success and timing of business initiatives and strategies; competitive conditions; the inability to realize revenue enhancements; disruption in key supplier relationships and/or related services; and the extent and timing of technological changes.

© 2016 Numerex Corp. All rights reserved. Numerex, the Numerex logo and all other marks contained herein are trademarks of Numerex Corp. and/or Numerex-affiliated companies. All other marks contained herein are the property of their respective owners.

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NUMEREX CORP. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	June 30,
	2016	2016	2015
Net revenues:
Subscription and support revenues	$14,810	$14,984	$16,721
Embedded devices and hardware	2,796	3,066	8,932
Total net revenues	17,606	18,050	25,653
Cost of sales, exclusive of a portion of
depreciation and amortization shown below:
Subscription and support revenues	5,713	5,701	6,471
Embedded devices and hardware	2,854	3,091	7,906
Provision for inventory reserves	460	27	136
Gross profit	8,579	9,231	11,140
Operating expenses:
Sales and marketing	3,270	2,945	3,026
General and administrative	3,859	4,129	3,672
Engineering and development	2,444	2,247	2,201
Depreciation and amortization	1,677	1,658	1,658
Impairment of goodwill and other intangible assets	4,172	-	-
Restructuring charges	1,243	-	-
Operating (loss) income	(8,086)	(1,748)	583
Interest expense	460	267	210
Loss on extinguishment of debt	-	290	-
Other income, net	(22)	(43)	(37)
(Loss) income before income taxes	(8,524)	(2,262)	410
Income tax (benefit) expense	(234)	64	141
Net (loss) income	$(8,290)	$(2,326)	$269

Basic and diluted (loss) earnings per share	$(0.43)	$(0.12)	$0.01
Weighted average shares outstanding used
in computing diluted loss per share	19,449	19,305	19,269

NUMEREX CORP. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands)
	June 30,	December 31,
	2016	2015
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$9,889	$16,237
Restricted cash	221	-
Accounts receivable, less allowance for doubtful accounts of $782 and $618	9,895	9,237
Financing receivables, current	1,927	1,780
Inventory, net of reserve for obsolescence of $2,519 and $2,706	6,519	7,617
Prepaid expenses and other current assets	2,398	1,887
Deferred tax assets, current	603	603
TOTAL CURRENT ASSETS	31,452	37,361

Financing receivables, less current portion	2,299	2,330
Property and equipment, net of accumulated depreciation
and amortization of $7,733 and $6,632	6,136	4,795
Software, net of accumulated amortization of $11,220 and $9,503	6,488	7,146
Other intangible assets, net of accumulated amortization of $18,113 and $17,184	13,321	15,722
Goodwill	40,945	43,424
Other assets	396	409
TOTAL ASSETS	$101,037	$111,187

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$11,644	$11,390
Accrued expenses and other current liabilities	3,831	2,864
Deferred revenues	1,553	1,942
Current portion of long-term debt, net of debt issuance costs	-	3,600
Current obligations under capital lease	198	-
TOTAL CURRENT LIABILITIES	17,226	19,796

Long-term debt, net of debt issuance costs, less current portion	16,027	15,309
Obligations under capital lease, noncurrent	1,039	-
Deferred tax liabilities, noncurrent	1,415	1,595
Other liabilities	1,664	1,891
TOTAL LIABILITIES	37,371	38,591

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Preferred stock, no par value; 3,000 authorized; none issued	-	-
Class A common stock, no par value; 30,000 authorized;
20,789 and 20,652 issued; 19,463 and 19,177 outstanding	-	-
Class B common stock, no par value; 5,000 authorized; none issued	-	-
Additional paid-in capital	103,802	102,108
Treasury stock, at cost, 1,326 and 1,316 shares	(5,466)	(5,444)
Accumulated other comprehensive loss	(103)	(117)
Accumulated deficit	(34,567)	(23,951)
TOTAL SHAREHOLDERS' EQUITY	63,666	72,596
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$101,037	$111,187

NUMEREX CORP. AND SUBSIDIARIES
NON-GAAP (ADJUSTED) FINANCIAL MEASURES

Earnings before interest, taxes, depreciation and amortization expenses (EBITDA) and Adjusted EBITDA, which are presented below, are non-GAAP measures and do not purport to be alternatives to operating income as a measure of operating performance. We believe EBITDA, Adjusted EBITDA and Adjusted EBITDA per diluted share are useful to and used by investors and other users of the financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across periods.

We believe that:

•
EBITDA is widely used by investors to measure a company’s operating performance without regard to items such as interest, income tax, and depreciation and amortization expenses, which can vary substantially from company-to-company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired; and

•
Investors commonly adjust EBITDA information to eliminate the effect of equity-based compensation and other unusual or infrequently occurring items which vary widely from company-to-company and impair comparability.

We use EBITDA, Adjusted EBITDA and Adjusted EBITDA per diluted share:

•	as a measure of operating performance to assist in comparing performance from period-to-period on a consistent basis
•	as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and
•	in communications with the board of directors, analysts and investors concerning our financial performance.

Although we believe, for the foregoing reasons, that the presentation of non-GAAP financial measures provides useful supplemental information to investors regarding our results of operations, the non-GAAP financial measures should only be considered in addition to, and not as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP.

Use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement GAAP financial measures. The non-GAAP financial measures may not be the same non-GAAP measures, and may not be calculated in the same manner, as those used by other companies.

EBITDA is calculated by adding depreciation and amortization expense, impairment of non-current assets, interest expense, other net non-operating expense and income tax expense and subtracting other net non-operating income and income tax benefit to net (loss) income. Adjusted EBITDA is calculated by excluding the effect of equity-based compensation and non-operational items from the calculation of EBITDA. Management believes that this measure provides additional relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.

We believe that excluding depreciation and amortization expenses of property, equipment and intangible assets to calculate EBITDA and Adjusted EBITDA provides supplemental information and an alternative presentation that is useful to investors’ understanding of our core operating results and trends. Not only are depreciation and amortization expenses based on historical costs of assets that may have little bearing on present or future replacement costs, but also they are based on our estimates of remaining useful lives.

Equity-based compensation is an important part of total compensation, especially from the perspective of employees. We believe, however, that excluding the effects of equity-based compensation from non-GAAP financial measures provides supplemental information and an alternative presentation useful to investors’ understanding of our core operating results and trends. Investors have indicated that they consider financial measures of our results of operations excluding equity-based compensation as important supplemental information useful to their understanding of our historical results and estimating our future results.

We also believe that, in excluding the effects of equity-based compensation, our non-GAAP financial measures provide investors with transparency into what management uses to measure and forecast our results of operations, to compare on a consistent basis our results of operations for the current period to that of prior periods and to compare our results of operations on a more consistent basis against that of other companies, in making financial and operating decisions and to establish certain management compensation.

Adjusted EBITDA excludes restructuring, non-cash and other charges including a provision for inventory reserves, executive severance and recruiting fees, costs related to an internal ERP systems integration upgrade, a network systems evaluation and acquisition related costs. We believe that these costs are unusual costs that we do not expect to recur on a regular basis, and consequently, we do not consider these charges as a component of ongoing operations

EBITDA and Adjusted EBITDA are not measures of liquidity calculated in accordance with GAAP, and should be viewed as a supplement to – not a substitute for – results of operations presented on the basis of GAAP. EBITDA and Adjusted EBITDA do not purport to represent cash flow provided by operating activities as defined by GAAP. Furthermore, EBITDA and Adjusted EBITDA are not necessarily comparable to similarly-titled measures reported by other companies.

NUMEREX CORP. AND SUBSIDIARIES
RECONCILIATION OF NET LOSS TO EBITDA AND ADJUSTED
EBITDA

The following table reconciles the specific items excluded from GAAP in the calculation of EBITDA and Adjusted EBITDA for the periods indicated below (in thousands, except per share amounts):

	Three Months Ended
	June 30,	March 31,	June 30,
	2016	2016	2015
EBITDA and Adjusted EBITDA (non-GAAP) (Unaudited)
Net (loss) income	$(8,290)	$(2,326)	$269
Depreciation and amortization expense	2,005	1,965	1,901
Impairment of goodwill and other intangible assets	4,172	-	-
Interest expense and other non-operating expense, net	438	514	173
Income tax (benefit) expense	(234)	64	141
EBITDA (non-GAAP)	(1,909)	217	2,484
Equity-based compensation expense	830	621	797
Restructuring, non-cash and other charges	1,706	20	129
Adjusted EBITDA (non-GAAP)	$627	$858	$3,410

Depreciation and amortization expense in the table above includes $0.3 million, $0.3 million and $0.2 million for the three months ended June 30, 2016, March 31, 2016 and June 30, 2015, respectively, recorded in cost of revenue. As noted above, restructuring, non-cash and other charges include $1.2 million in restructuring charges for the three months ended June 30, 2016 with the balance of the charges for a provision for inventory reserves, executive severance and recruiting fees, costs related to an internal ERP systems integration upgrade, a network systems evaluation and acquisition related costs. We believe that these costs are unusual costs that we do not expect to recur on a regular basis, and consequently, we do not consider these charges as a component of ongoing operations.

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